UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 2, 2015

COMMUNITY SHORES BANK CORPORATION

(Exact name of registrant as specified in its charter)

Michigan	000-51166	38-3423227
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification Number)

1030 W. Norton Avenue, Muskegon, Michigan	49441
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	231-780-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Debt Conversion Agreement

On October 2, 2015, Community Shores Bank Corporation (the “Company”) entered into a Debt Conversion Agreement with 1030 Norton LLC, a Michigan limited liability company (“1030 Norton”) owned by nine individuals; including three directors of the Company, Gary F. Bogner, Robert L. Chandonnet and Bruce J. Essex, one former director and five local businessmen. The Debt Conversion Agreement provides that 1030 Norton will convert 100% of the principal balance of its senior convertible note, which totals $1,280,000, into shares of common stock of the Company at a conversion price per share equal to 75% of the per share purchase price to be established by the Board of Directors of the Company in connection with the Rights Offering contemplated by the Company’s Registration Statement on Form S-1, as filed with the Securities and Exchange Commission (“SEC”) on June 25, 2015 (SEC File No. 333-205233) (the “Rights Offering”).

The closing of the debt conversion is conditioned upon (a) effectiveness and closing of the Rights Offering; (b) approval of the Federal Reserve Board of Governors (“FRB”) to apply sufficient proceeds from the Rights Offering to repay the deferred and accumulated interest on Community Shores’ trust preferred securities; and (c) confirmation by the holder of the trust preferred securities that upon receipt of such payment, the event of default associated with the trust preferred securities has been cured and Community Shores is eligible to enter another period of interest deferral. Upon consummation of the conversion, 1030 Norton will release the Company’s pledge of 100% of the shares of Community Shores Bank, the Company’s wholly-owned bank subsidiary, which currently serves as security for the senior convertible note.

The summary above is necessarily limited and is qualified by reference to the Debt Conversion Agreement in its entirety, which is attached to this filing as Exhibit 10.1, and incorporated here by reference.

Share Purchase and Backstop Agreements

On October 2, 2015, the Company entered into a series of three Share Purchase and Rights Offering Backstop Agreements with the Backstop Parties identified below in connection with the Rights Offering.

The first Backstop Agreement, between the Company and Thornapple River Capital – Financial Services Industry Fund LLC, a Michigan limited liability company (“Thornapple”), provides that Thornapple will purchase, and the Company will sell, a minimum of 9.99% of Community Shores’ pro forma issued and outstanding common stock upon conclusion of the Rights Offering (the “Minimum Commitment”) at a price per share equal to the price established by the Board of Directors for the Company and agreed to by the Backstop Parties (the “Rights Price”). Additionally, Thornapple has committed to purchase unsubscribed shares in the offering up to an additional 5.0% of Community Shores’ pro forma issued and outstanding common Stock at a price per share equal to the Rights Price, which may be called at the Company’s discretion (the “Supplemental Commitment”). The Minimum Commitment and Supplemental Commitment are collectively referred to as the “Thornapple Backstop”.

The second Backstop Agreement, by and among the Company and Bruce J. Essex and Robert L. Chandonnet, who are currently members of the Company’s Board of Directors (the “Director Group”), provides that the Director Group has committed to purchase, and the Company has committed to sell, $1,250,000 worth of shares of Common Stock at the per share Rights Price (the "Director Backstop").

The third Backstop Agreement, between the Company and Bruce J. Essex, Jr., a major shareholder of the Company (the “Shareholder”), provides that the Shareholder has committed to purchase and the Company has committed to sell, $1,200,000 worth of shares of Common Stock at the per share Rights Price (the "Shareholder Backstop").

Amounts purchased by any of the Backstop Parties pursuant to their allocations of basic subscription rights or oversubscription privileges in the Rights Offering will count toward their respective Backstop commitments. In the event the offering is oversubscribed, the Company has committed to sell to Thornapple the amount of its Minimum Subscription and to the Director Group and the Shareholder the amounts of their Backstop commitments and will issue shares to the Backstop Parties beyond the shares offered for sale in the Rights Offering to satisfy such commitments in a private placement pursuant to Rule 506(c) of Regulation D of the Securities Act of 1933, as amended.

Additionally, each of the Backstop commitments is subject to the following conditions: (a) prior approval of the FRB that is required for any Backstop Party to exceed any applicable share ownership thresholds, (b) the consummation of the transactions completed by the Rights Offering, Debt Conversion and Backstop Agreements, will not, in the reasonable opinion of Community Shores upon the advice of its tax advisors, result in a "change in control" of Community Shores pursuant to Section 382 of the Internal Revenue Code; (c) Community Shores will have received approval of the FRB to apply sufficient proceeds from the Rights Offering to repay all of the deferred and accumulated interest on Community Shores’ trust preferred securities and confirmation by the holder of the trust preferred securities that upon receipt of such payment, the event of the default associated with the trust preferred securities has been cured and Community Shores is eligible to enter another period of interest deferral; and (d) Community Shores will have raised sufficient funds via the Rights Offering to: (i) contribute sufficient capital to its subsidiary, the Bank, so as to meet the stipulated capital ratios required by the Bank’s August 25, 2010 Consent Order as issued by the FDIC and DIFS (previously known as OFIR); and (ii) retain sufficient cash at Community Shores to facilitate the FRB’s approval. The Director Backstop and Shareholder Backstop may be reduced by mutual agreement of the respective parties as necessary to satisfy the conditions in (a) or (b) above.

In connection with the Thornapple Backstop and Shareholder Backstop, the Company has extended to each of Thornapple and the Shareholder the right to appoint an observer to the Company’s Board of Directors. Additionally, the Company has extended to Thornapple the right to nominate an individual for election to the Board of Directors in the event the Company requires 100% of the Supplemental Commitment from Thornapple.

The summary above is necessarily limited and is qualified by reference to the Backstop Agreements in their entirety, each of which is attached as an exhibit to this filing and incorporated here by reference.

Item 8.01 Other Events

On October 2, 2015, the Company announced an October 12, 2015 Record Date for its upcoming Rights Offering. It is anticipated that the Rights Offering will commence on or about October 15, 2015, and terminate on November 16, 2015; subject to effectiveness of the offering and provided that the Board of Directors of the Company may extend the offering in its sole and absolute discretion.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

10.1	Debt Conversion Agreement dated October 2, 2015
10.2	Thornapple Share Purchase and Rights Offering Backstop Agreement dated October 2, 2015
10.3	Director Share Purchase and Rights Offering Backstop Agreement dated October 2, 2015
10.4	Shareholder Share Purchase and Rights Offering Backstop Agreement dated October 2, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY SHORES BANK CORPORATION

	By:	/s/ Tracey A. Welsh
Tracey A. Welsh
Senior Vice President,
Chief Financial Officer and Treasurer
Date: October 2, 2015

EXHIBIT INDEX

Exhibit Number	Description

10.1	Debt Conversion Agreement dated October 2, 2015
10.2	Thornapple Share Purchase and Rights Offering Backstop Agreement dated October 2, 2015
10.3	Director Share Purchase and Rights Offering Backstop Agreement dated October 2, 2015
10.4	Shareholder Share Purchase and Rights Offering Backstop Agreement dated October 2, 2015

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